EXHIBIT 10

                 AMENDMENT NO. 10 TO LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 10 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of the 31st day of May, 1995, is made by and among QuesTech, Inc., a Virginia Corporation, QuesTech Service Company, a Virginia Corporation (the "Borrowers") and SIGNET BANK/VIRGINIA, a Virginia banking corporation (the "Lender").

                                    RECITALS

A. The Lender and the Borrowers entered into a Loan and Security Agreement, dated as of July 15, 1991, (as amended through the date hereof, the "Agreement") pursuant to which the Lender has agreed to extend credit to the Borrowers, and the Borrowers have agreed to obtain credit from the Lender, on the terms and conditions set forth in such Agreement.

B. The Borrowers have requested that the Lender modify the Termination Date, and the Lender has consented to such request subject to the execution of this Amendment and the satisfaction of the conditions specified herein.

C. The Borrowers and the Lender now desire to execute this Amendment to set forth their agreements with respect to the modifications to the Agreement.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein are defined in the Agreement.

     SECTION 2. Amendments to Agreement. The Agreement is hereby amended as follows:

                    2.1 Amendments to Section 1. Section 1 of the Agreement is amended as follows:

                         Termination Date.  The definition of the term
Termination Date is replaced in its entirety with the following definition:

                              "Termination Date" means August 31, 1995, and
any extension or extensions hereof granted by the Lender in its sole discretion.

     SECTION 3. Representations and Warranties of Borrowers. The Borrowers represent and warrant to the Lender that:

          (a) They have the power and authority to enter into and to perform this Amendment, to execute and deliver all documents relating to this Amendment, and to incur the obligations provided for in this Amendment, all of which have been duly authorized and approved in accordance with the Borrowers' corporate documents;

          (b) This Amendment, together with all documents executed pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrowers in accordance with their respective terms;

          (c) Except with respect to events or circumstances occurring subsequent to the date thereof and known to the Lender, all representations and warranties made in the Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

          (d) The Borrowers' obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of the amendment and the other documents executed in connection herewith shall not be construed as a novation of the Agreement or any of the other Loan Documents; and

          (e) As of the date hereof, the Borrowers have no offsets or defenses against the payment of any of the Obligations.

     SECTION 4. Waiver of Claims. As a specific inducement to the Lender without which the Borrowers acknowledge the Lender would not enter into this Amendment and the other documents executed in connection herewith, the Borrowers hereby waive any and all claims that it may have against the Lender, as of the date hereof, arising out of or relating to the Agreement or any other Loan Document whether sounding in contract, tort or any other basis.

     SECTION 5. Conditions of Effectiveness. This Amendment shall become effective when, and only when the Lender shall have received this Amendment, executed and completed by the Borrowers.

     SECTION 6.   Miscellaneous.

                    6.1 Reference to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to 'this Agreement" and each reference in the other Loan Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby.

                    6.2 Effect on Loan Documents. Except as specifically amended above, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, all Collateral given to secure the Obligations of the Borrowers under the Agreement and the other Loan Documents prior to the date hereof does and shall continue to secure all Obligations of the Borrowers under the Agreement, as amended hereby and the other Loan Documents, and, except as provided in the Agreement and the other Loan Documents, no such Collateral shall be released until all Obligations are satisfied and completely discharged.

                    6.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
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                    6.4  Costs, Expenses and Taxes.  The Borrowers agree to
pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect hereto.

                    6.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to conflict of law provisions.

          IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be signed by their duly authorized representatives under seal all as of the day and year first above written.

                                             QuesTech, Inc.
                                             a Virginia corporation



ATTEST:                                      By: _____________________
                                             Name:  ___________________
                                             Title: ___________________
_________________________
(Secretary)
[corporate seal]

                                             QuesTech Service Company,
                                             a Virginia corporation



ATTEST:                                      By: _____________________
                                             Name:  ___________________
                                             Title: ___________________
_________________________
(Secretary)
[corporate seal]


                                             SIGNET BANK/VIRGINIA, a
                                             Virginia banking corporation



                                             By: _______________________
                                                  Loriana  Cipolletti
                                                  Vice President